Exhibit 10.11
PERRIGO COMPANY PLC
NONQUALIFIED STOCK OPTION AGREEMENT
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:
RE:    Notice of Nonqualified Stock Option Award
Dear:
This is to notify you that Perrigo Company plc (the “Company”) has granted you a nonqualified stock option under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of                   (the “Grant Date”). The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1

Nonqualified Stock Option

1.1    Grant of Option. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you a nonqualified stock option (the “Option”) to purchase                         shares of the Company’s common stock, without par value (“Common Stock”), at a per share price of $                  (the “Option Price”), which is equal to the Fair Market Value of such Common Stock as of the Grant Date.

1.2    Timing and Duration of Exercise.
(a)The Option shall vest and become fully exercisable, subject to the requirements of subsection (b) below, on the date of the first Annual Meeting of Stockholders following the Grant Date (the “Vesting Date”), provided you have continuously provided services to the Company from the Grant Date until the Vesting Date.

Notwithstanding the above vesting schedule, any portion of the Option that has not vested or been forfeited previously shall immediately vest in full upon, and, subject to subsection (b) below, may be exercised in whole or in part at any time after, (1) the occurrence of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) that occurs while you are providing service to the Company, or (2) your death, Disability or Retirement.
(b)    Except as provided below, the vested Option must be exercised by you, if at all, while you are providing service to the Company or within three months following your Termination Date, but in no event after                      (the “Expiration Date”). If your Termination Date occurs by reason of your Retirement, death or Disability, the Option may thereafter be exercised by you, or in the event of your death, by your estate or your designated beneficiary, or in the event of your Disability, by you or your legal representative, at any time prior to the Expiration Date. If you die after your Termination Date and during the period in which the Option is exercisable, the right to exercise the Option during such period will be governed by Plan Section 12(b)(4).
Any portion of the Option that is not vested pursuant to this Section 1.2 as of your Termination Date will be forfeited immediately. If the Option is not exercised as to all of the vested shares covered by the Option within the applicable time period and in the manner provided herein, the Option will terminate and will not be exercisable thereafter. In no event may the Option be exercised after the Expiration Date.
1.3    Method of Exercise. The vested Option, or any part of it, shall be exercised by written notice directed to the President, Chief Financial Officer or Secretary of the Company at the Company’s principal office in Allegan, Michigan, or by using other notification permitted by the Company. Such notice must satisfy the following requirements:

(a)    The notice must state the Grant Date, the number of shares of Common Stock subject to the Option, the number of shares of Common Stock with respect to which the Option is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered and the person’s address and Social Security number (or if more than one person, the names, addresses and Social Security numbers of such persons).
(b)The notice shall be accompanied by a check, bank draft, money order or other cash payment, or by delivery of a certificate or certificates, properly endorsed, for shares of Common Stock that you have held for at least six months and that are equivalent in Fair Market Value on the date of exercise to the Option Price (or any combination of cash and shares), in full payment of the Option Price for the number of shares specified in the notice.
(c)The notice must be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than you, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.
(d)The Company may implement procedures for the electronic exercise of this Option, in which case the vested portion of this Option shall be exercisable in accordance with such procedures.

SECTION 2

General Terms And Conditions

2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution. During your lifetime, the Option granted under this Agreement shall be exercisable only by you or by your guardian or legal representative in the event of your Disability.

2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.

2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

2.4    Awards Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be exercisable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.

2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to the Award under this Agreement, and the Option Price thereof, will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.

2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.

2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

2.8    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to shares of Common Stock granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the shares issued upon vesting or exercise of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the data; and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

2.9    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

2.10    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued

in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United States District Court for the Western District of Michigan, and in any appellate court thereof.

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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award on the enclosed copy of this Agreement, and return it to us.

Very truly yours,

_______________
Date                     Joseph C. Papa
President & Chief Executive Officer

PERRIGO COMPANY PLC
RESTRICTED SHARE AWARD AGREEMENT
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:
RE:    Notice of Restricted Share Award
Dear:
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of                    (the “Grant Date”). This Award consists of shares of service-based restricted stock. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Shares - Service-Based Vesting

1.1    Grant of Restricted Shares. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you                   shares of Common Stock (“Restricted Shares”).

1.2    Vesting. Except as provided in Section 1.3, the Restricted Shares awarded hereunder shall vest on the date of the first Annual Meeting of Stockholders following the Grant Date (the “Restricted Shares Vesting Date”) provided you have continuously provided services to the Company from the Grant Date until the Restricted Shares Vesting Date.

Except as provided in Section 1.3, if your Termination Date occurs prior to the Restricted Shares Vesting Date, the Restricted Shares awarded under this Agreement shall be permanently forfeited on your Termination Date. The “Restricted Period” with respect to a Restricted Share awarded under this Agreement is the period beginning on the Grant Date and ending on the Restricted Shares Vesting Date (or, if earlier, the date the Restricted Shares vest under Section 1.3).
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:

(a)If your Termination Date occurs by reason of death, Disability or Retirement, with the Company’s consent, any Restricted Shares awarded under this Agreement that have not vested prior to such Termination Date shall become fully vested.

(b)In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are providing services to the Company, all Restricted Shares that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.

1.4    Terms and Conditions of Restricted Shares. The Restricted Shares granted under this Agreement shall be subject to the following additional terms and conditions:

(a)Except as may otherwise be specifically permitted under the Plan, Restricted Shares may not be sold, assigned, pledged or otherwise encumbered prior to the end of the Restricted Period.

(b)Except as otherwise provided in this Agreement, you shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends paid on such shares.

(c)The stock certificate(s) representing the Restricted Shares shall be issued or held in book entry form. If a stock certificate is issued, it shall be delivered to the Secretary of the Company or such other custodian as may be designated by the Company, to be held until the end of the Restricted Period or until the Restricted Shares are forfeited. Any certificates representing Restricted Shares granted pursuant to this Agreement shall bear a legend in substantially the form set forth below:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Perrigo Company 2013 Long-Term Incentive Plan and an agreement entered into between the registered owner and Perrigo Company. A copy of such plan and agreement is on file in the office of the Secretary of Perrigo Company, 515 Eastern, Allegan, Michigan 49010.”
As soon as practicable after the Restricted Period ends with respect to Restricted Shares that have not been forfeited, the Company shall transfer share certificates to you, free of all restrictions; provided, however, the Company may withhold unrestricted shares otherwise transferable to you to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Shares, in accordance with Section 2.5.
SECTION 2
General Terms And Conditions

2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.

2.2    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

2.3    Awards Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.

2.4    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to the Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.

2.5    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.

2.6    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

2.7    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to shares of Common Stock granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the shares issued upon vesting or exercise of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the data; and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

2.8    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

2.9    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United States District Court for the Western District of Michigan, and in any appellate court thereof.

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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award on the enclosed copy of this Agreement, and return it to us.
Very truly yours,

_______________
Date                        Joseph C. Papa
President & Chief Executive Officer

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name_» «Last_Name_»
RE:        Notice of Restricted Stock Unit Award (Service-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of ______________________ (the “Grant Date”). This Award consists of service-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units - Service-Based Vesting
1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number_of_restricted_stock units» (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one Share on the applicable RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.
1.2    Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded hereunder shall vest on the first anniversary of the Grant Date (“RSU Vesting Date”) provided that you have continuously provided services to the Company from the Grant Date through the RSU Vesting Date.
Except as provided in Section 1.3, if your Termination Date occurs prior to the RSU Vesting Date, any Restricted Stock Units awarded under this Agreement that have not previously vested as of such Termination Date shall be permanently forfeited on your Termination Date.
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:
(a)    If your Termination Date occurs by reason of death, Disability or Retirement, with the Company’s consent, any Restricted Stock Units awarded under this Agreement that have not vested prior to such Termination Date shall become fully vested.
(b)    In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are providing services to the Company, all Restricted Stock Units awarded under this Agreement that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.
1.4    Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date, the Company shall transfer to you one Share for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold Shares otherwise transferable to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section

2.6. You shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to you of a certificate or certificates for such Shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.
1.5    Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:

(a)    An “Account” will be established in your name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.

(b)    On each date that a cash dividend is paid with respect to Shares, the Company shall credit the Account with the dollar amount of dividends you would have received if each Restricted Stock Unit held by you on the record date for such dividend payment had been a Share. No interest or other earnings shall accrue on such Account.

(c)    As of each RSU Vesting Date, you shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been Shares during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If you forfeit Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.

(d)    If dividends are paid in the form of Shares rather than cash, you will be credited with one additional Restricted Stock Unit for each Share that would have been received as a dividend had your outstanding Restricted Stock Units been Shares. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.
SECTION 2
General Terms And Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any Shares subject to the RSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such Shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to the Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the applicable state. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any Shares under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.8    Code Section 409A. Restricted Stock Units and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Restricted Stock Units will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of your taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.
2.9    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

2.10    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

2.11    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United States District Court for the Western District of Michigan, and in any appellate court thereof.
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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award on the enclosed copy of this Agreement, and return it to us.
Very truly yours,

__________________
Date                        Joseph C. Papa
President & Chief Executive Officer

PERRIGO COMPANY PLC
NONQUALIFIED STOCK OPTION AWARD AGREEMENT
FOR APPROVED SECTION 102 AWARDS
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)

TO:    «First_Name_» «Last_Name_»

RE:    Notice of Nonqualified Stock Option

This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”) and the Section 102 Program established under Section 5 of the Plan, effective as of ______________ (the “Grant Date”). This Award consists of a nonqualified stock option. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan and/or Section 102 Program.

SECTION 1

Nonqualified Stock Option

1.1    Grant of Option. As of the Grant Date, and subject to the terms and conditions of this Agreement, the Plan, and the Section 102 Program and its related trust (as described in Section 2 of the Agreement), the Company grants you a nonqualified stock option (the “Option”) to purchase «Stock_Options» shares of the Company’s common stock, without par value (“Common Stock”), at a per-share price of $xx.xx (the “Option Price”), which is equal to the Fair Market Value of such Common Stock as of the Grant Date.

1.2    Timing and Duration of Exercise.

(a)    The Option shall vest with respect to one-third of the Shares awarded in Section 1.1 on each of the first, second and third anniversaries of the Grant Date (each a “Vesting Date”), with the vesting of any fractional shares frontloaded to the first such Vesting Date. Subject to the requirements of subsection (b) below, vested Shares may be exercised after the applicable Vesting Date. Notwithstanding the foregoing, any portion of the Option that has not vested or been forfeited previously shall immediately vest in full upon, and, subject to subsection (b) below, may be exercised in whole or in part after, (1) the occurrence of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) that occurs while you are employed by or otherwise providing service to the Company or one of its subsidiaries, or (2) your death, Disability, or Retirement.

(b)    Except as provided below, the Option to purchase vested shares must be exercised by you, if at all, while you are providing service to the Company or one of its subsidiaries or within three months following your Termination Date, but in no event after _________________ (the "Expiration Date"). If your Termination Date occurs by reason of your Retirement, death or Disability, the Option may thereafter be exercised by you, or in the event of your death, by your estate or your designated beneficiary, or in the event of your Disability, by you or your legal representative, at any time prior to the Expiration Date. If you die after your Termination Date and during the period in which the Option is exercisable, the right to exercise the Option during such period will be governed by Plan Section 12(d)(4). If your Termination Date occurs because of an Involuntary Termination for Economic Reasons as determined by the Chief

Executive Officer (or the Committee in the case of an Employee subject to Section 16 of the Exchange Act), the terms of Plan Section 12(b)(2) shall apply.

Any portion of the Option that is not vested pursuant to this Section 1.2 as of your employment Termination Date will be forfeited immediately. If the Option is not exercised as to all of the vested shares covered by the Option within the applicable time period and in the manner provided herein, the Option will terminate and will not be exercisable thereafter. In no event may an Option be exercised after the Expiration Date.

1.3    Method of Exercise. The Option, or any part of it, shall be exercised by written notice directed to the President, Chief Financial Officer or Secretary of the Company at the Company's principal office in Allegan, Michigan, or by using some other notification permitted by the Company. Such notice must satisfy the following requirements and when applicable, in accordance with the requirements of Section 102:

(a)    The notice must state the Grant Date, the number of shares of Common Stock subject to the Option, the number of shares of Common Stock with respect to which Option is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered and the person’s address and tax identification number (or if more than one person, the names, addresses and tax identification numbers of such persons).

(b)    The notice shall be accompanied by check, bank draft, money order or other cash payment, or by delivery of a certificate or certificates, properly endorsed, for shares of Common Stock that you have held for at least six months and that are equivalent in Fair Market Value on the date of exercise to the Option Price (or any combination of cash and shares), in full payment of the Option Price for the number of shares specified in the notice.

(c)    The notice must be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than you, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.

(d)    The Company may implement procedures for the electronic exercise of this Option, in which case the vested portion of this Option shall be exercisable in accordance with such procedures.

The exercise may be with respect to any one or more shares of Common Stock covered by the Option (to the extent vested), reserving the remainder for a subsequent timely exercise. The Company shall make prompt delivery of such shares; provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action; and provided further that the Company shall have no obligation to deliver any such certificate unless and until appropriate provision has been made for any withholding taxes in respect of such exercise.

At the time or times you wish to exercise the Option in whole or part, please refer to the above provisions dealing with the methods and formality of exercise of the Option and execute the proper Notice of Exercise of Stock Option and Record of Stock Transfer.

SECTION 2

Section 102 Plan and Trust

The Company has established a Plan and Trust (the “Section 102 Program”) that is intended to provide the Employee with the ability to obtain certain tax treatment under Section 102 of the Israeli Tax Ordinance (New Version), 1961 as amended from time to time and the rules and regulation promulgated thereunder (“Section 102”) with respect to the Option awarded under this Agreement. The Option is intended to qualify as an Approved 102 Award designated as a Capital Gain Award within the meaning of the Section 102 Program. The following additional rules shall apply to the Option:

(a)    The shares underlying the Option grant have been deposited in a Trust. Tamir Fishman 2004 Ltd., or its duly appointed successor, shall be the Trustee of the Trust. All fees and commissions relating to the sale, transfer or release of shares from the Trust shall be paid by the Employee.

(b)    To obtain Section 102 tax treatment, the Employee shall not sell or release from the Trust any shares subject to the Option until the lapse of the minimum required holding period under Section 102 (“Holding Period”). If any such sale or release occurs during the Holding Period, the sanctions under Section 102 and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Employee.

(c)    Prior to any distribution or release of shares from the Trust, the Employee shall be required to remit to the Trustee funds sufficient to cover applicable withholding taxes, plus any commissions and fees relating to the sale or release of shares. Alternatively, the Employee may request that the Trustee sell sufficient shares to cover applicable withholding taxes, plus any commissions and fees relating to the sale or release. The Employee may request that shares in excess of any shares sold to cover withholding taxes, fees and commissions be transferred to the Employee, or the Employee may advise the Trustee to sell such shares and transfer the net proceeds to the Employee.

(d)    The Employee may exercise any vested portion of the Option prior to the end of the Holding Period, provided, however, if such exercise causes any shares to be distributed or released from the Trust the sanctions under Section 102 shall apply and shall be borne by the Employee, as described in this Section.

(e)    By execution of this Agreement, the Employee hereby acknowledges that the Employee is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitation the type of Approved 102 Awards granted to the Employee and the tax implications applicable to such awards. The Employee accepts the provisions of the Trust agreement signed between the Company and Trustee, and agrees to be bound by its terms.

SECTION 3

General Terms and Conditions

3.1    Nontransferability. Awards under this Agreement shall not be transferable other than by will or by the laws of descent and distribution. During your lifetime, the Option granted under this Agreement shall be exercisable only by you or by your guardian or legal representative in the event of your disability.

As long as the Option and/or shares issued upon the exercise of the Option are held by the Trustee, all of your rights over the Options and/or shares are personal, can not be transferred, assigned, pledged, mortgaged, or given as collateral and no right with respect to them maybe given to any third party whatsoever, other than by will or laws of descent and distribution.

3.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the Option prior to the date of issuance to you of a certificate or certificates for such shares, subject to the provisions of Section 102 and the rules and regulations promulgated thereunder.

3.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

3.4    Awards Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan including the Section 102 Program and the Award shall be exercisable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.

3.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.

3.6    Withholding. Any tax consequences arising from the grant of this Award or from any other event or act of the Company, and/or its Affiliates (as defined under the Section 102 Program), and/or the Trustee or the Employee hereunder shall be borne solely by the Employee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules and regulations including withholding taxes at source. If the employee has not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. Furthermore, the Employee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Employee. The Employee will not be entitled to receive from the Company and/or the Trustee any shares of Common Stock hereunder prior to the full payment of the Employee’s tax liabilities relating to this Award. For the avoidance of doubt, neither the Company nor the Trustee will be required to release any share certificate to the Employee until all payments required to be made by the Employee have been fully satisfied.

3.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

3.8    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting or exercise of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

3.9    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

3.10    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.

3.11    Repayment of Option Gain/Forfeiture of Options. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your equity compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company for any gain associated with any Option exercised during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any outstanding Options shall be immediately forfeited.

****

We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.

Very truly yours,

__________________
Date                        Judy L. Brown
Executive Vice President & Chief Financial Officer

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(PERFORMANCE BASED)
FOR APPROVED SECTION 102 AWARDS
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)

TO:    «First_Name_» «Last_Name_»

RE:    Notice of Restricted Stock Unit Award (Performance-Based)

This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”) and the Section 102 Program established under Section 5 of the Plan, effective as of ____________ (the “Grant Date”). This Award consists of performance-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan and/or Section 102 Program.

SECTION 1

Restricted Stock Units - Performance-Based Vesting

1.1    Grant. As of the Grant Date, the Company grants to the Employee «Performance_Based_Restricted_Stock» restricted stock units (“Performance Restricted Stock Units” or “PRSUs”), subject to the terms and conditions set forth in this Agreement. The number of Performance Restricted Stock Units awarded in this Section 1.1 is referred to as the “Target Award.” The Target Award may be increased or decreased depending on the level of attainment of Performance Goals for designated Performance Measures as described in Section 1.2. Each Performance Restricted Stock Unit shall entitle you to one share of Common Stock on the PRSU Vesting Date set forth in Section 1.2, provided the applicable Performance Goals for each Performance Measure are satisfied.
1.2    Vesting. The number of Performance Restricted Stock Units awarded in Section 1.1 vesting, if any, shall be determined as of the PRSU Vesting Date. That number will be determined based on the average level of attainment of annual Performance Measure(s) for each fiscal year in the Performance Period, in accordance with the schedule determined by the Committee at the time the Performance Measures and applicable Performance Goals are established by the Committee.

The Committee shall establish annually one or more Performance Measures and the Performance Goals with respect to each Performance Measure that must be attained for Threshold, Target and Maximum performance for a fiscal year. The Performance Measure and Performance Goals will be for each fiscal year will be provided to you.
Following the end of each fiscal year in the Performance Period, the Committee will determine the percentage of Target Award PRSUs that would be payable for such fiscal year, based on the attainment of the Performance Goals for each Performance Measure(s) established by the Committee for that fiscal year. The percentage of the Target Award that would be payable under the schedule shall be adjusted, pro rata, to reflect attained performance between Threshold and Target, and Target and Maximum.
At the end of the Performance Period, the percentage payout for each fiscal year in the Performance Period will be averaged to determine the actual percentage of Target Award PRSUs that will vest and be payable on the PRSU Vesting Date. In no event will the calculation of a positive payout percentage for any fiscal year be construed to guarantee that any PRSUs will vest on the PRSU Vesting Date. Payout percentages for the individual fiscal years are determined solely for purposes of determining the average annual payout percentage for the three-year Performance Period.
Except as provided in Section 1.4, the PRSUs will be permanently forfeited if your Termination Date occurs prior to the PRSU Vesting Date. If the average annual performance payout for the Performance Period is less than the Threshold performance level established by the Committee, all PRSUs that have not previously been forfeited shall be forfeited as of the PRSU Vesting Date. If the average annual performance payout for the Performance Period exceeds the Maximum performance level established by the Committee, in no event will the number of PRSUs vesting exceed 200% of the Target Award.
1.3    Definitions. The following terms shall have the following meanings under this Section 1.
(a)    “Performance Goal” means the level of performance that must be attained with respect to a Performance Measure for a fiscal year for Minimum, Target and Maximum payout.
(b)    “Performance Measure” for any fiscal year means one or more financial measures as determined by the Committee. The Committee shall provide how the Performance Measure will be adjusted, if at all, as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporation transaction.
(c)    “Performance Period” means a period of three consecutive fiscal years of the Company, beginning with the first day of the fiscal year of the Company in which the Grant Date occurs and ending on the last day of the third fiscal year in the 3-year period.
(d)    “PRSU Vesting Date” means the last day of the Performance Period.
1.4    Special Vesting Rules. Notwithstanding Section 1.2 above, in the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are employed by or otherwise providing service to the Company, all of the Performance Restricted Stock Units awarded under Section 1.1 that have not previously been forfeited shall become fully vested as if Target performance had been obtained for the Performance Period effective as of the date of any such event. If the Employee’s Termination Date occurs because of death, Disability, or Retirement, the Performance Restricted Stock Units shall vest or be forfeited as of the PRSU Vesting Date set forth in Section 3.2, based on the attainment of the Performance Goals. If the Employee’s Termination Date occurs because of Involuntary Termination for Economic Reasons, the Company’s Chief Executive Officer (or the Committee, if the Employee is subject to Section 16 of the Exchange Act), in his or her sole and absolute discretion, may permit all or part of the Performance Restricted Stock Units awarded hereunder to remain outstanding and vest or be forfeited as of the date set forth in Section 1.2, depending on the attainment of Performance Goals. To the extent that the Chief Executive Office (or Committee, if applicable) does not exercise discretionary authority to allow Performance Restricted Stock Units to remain outstanding on the date of the Employee’s Involuntary Termination for Economic Reasons, such Restricted Stock Units shall be permanently forfeited.

1.5    Settlement of Performance Restricted Stock Units. As soon as practicable following the date of the Committee’s first regularly scheduled meeting following the last day of the Performance Period at which the Committee certifies the average payout for each of the three years in the Performance Period, the Company shall transfer to the Employee one share of Common Stock for each Performance Restricted Stock Unit, if any, that becomes vested pursuant to Section 1.2 or 1.4 of this Agreement (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may settle Restricted Stock Units in cash, based on the fair market value of the shares on the settlement date, to the extent necessary to satisfy any tax withholding pursuant to Section 3.6. No fractional shares shall be transferred. Any fractional share shall be rounded to the nearest whole share. The income attributable to the vesting of PRSUs and the amount of any required tax withholding will be determined based on the value of the shares on the settlement date. Performance Restricted Stock Units awarded under Section 1 are not eligible for dividend equivalents.

1.6    Application of Section 102 Program. The Company, in its discretion and after consultation with its tax advisors, may provide that the Performance Restricted Stock Units awarded under this Agreement shall be subject to the provisions of the Section 102 Program, in which case the provisions of Section 2 of this Agreement shall also apply to the Performance Restricted Stock Units awarded under Section 1.1.

SECTION 2

Section 102 Plan and Trust

The Company has established a Plan and Trust (the “Section 102 Program”) that is intended to provide the Employee with the ability to obtain certain tax treatment under Section 102 of the Israeli Tax Ordinance (New Version), 1961 as amended from time to time and the rules and regulation promulgated thereunder (“Section 102”) with respect to the Performance Restricted Stock Units awarded under this Agreement. If the Company determines that this Award may qualify as an Approved 102 Award, it shall be designated as a Capital Gain Award within the meaning of the Section 102 Program. The following additional rules shall apply to the Award:

(a)    The shares underlying the Award will be deposited in a Trust. Tamir Fishman 2004 Ltd., or its duly appointed successor, shall be the Trustee of the Trust. All fees and commissions relating to the sale, transfer or release of shares from the Trust shall be paid by the Employee.

(b)    To obtain Section 102 tax treatment, the Employee shall not sell or release from the Trust any shares subject to the Award until the lapse of the minimum required holding period under Section 102 (“Holding Period”). If any such sale or release occurs during the Holding Period, the sanctions under Section 102 and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Employee.

(c)    Prior to any distribution or release of shares from the Trust, the Employee shall be required to remit to the Trustee funds sufficient to cover applicable withholding taxes, plus any commissions and fees relating to the sale or release of shares. Alternatively, the Employee may request that the Trustee sell sufficient shares to cover applicable withholding taxes, plus any commissions and fees relating to the sale or release. The Employee may request that shares in excess of any shares sold to cover withholding taxes, fees and commissions be transferred to the Employee, or the Employee may advise the Trustee to sell such shares and transfer the net proceeds to the Employee.

(d)    By execution of this Agreement, the Employee hereby acknowledges that the Employee is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitation the type of Approved 102 Awards granted to the Employee and the tax implications applicable to such awards. The Employee accepts the provisions of the Trust agreement signed between the Company and Trustee, and agrees to be bound by its terms.

SECTION 3

General Terms and Conditions

3.1    Nontransferability. Awards under this Agreement shall not be transferable other than by will or by the laws of descent and distribution. As long as the Award and/or shares issued upon settlement of the Award are held by the Trustee, all of your rights over the Award and/or shares are personal, can not be transferred, assigned, pledged, mortgaged, or given as collateral and no right with respect to them maybe given to any third party whatsoever, other than by will or laws of descent and distribution.

3.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the PRSU prior to the date of issuance to you of a certificate or certificates for such shares, subject to the provisions of Section 102 and the rules and regulations promulgated thereunder.

3.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

3.4    Awards Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan including the Section 102 Program and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.

3.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.

3.6    Withholding. Any tax consequences arising from the grant of this Award or from any other event or act of the Company, and/or its Affiliates (as defined under the Section 102 Program), and/or the Trustee or the Employee hereunder shall be borne solely by the Employee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules and regulations including withholding taxes at source. If the employee has not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. Furthermore, the Employee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Employee. The Employee will not be entitled to receive from the Company and/or the Trustee any shares of Common Stock hereunder prior to the full payment of the Employee’s tax liabilities relating to this Award. For the avoidance of doubt, neither the Company nor the Trustee will be required to release any share certificate to the Employee until all payments required to be made by the Employee have been fully satisfied.

3.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

3.8    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting or exercise of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the data; and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

3.9    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

3.10    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.

3.11    Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and

(ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited. In addition, Common Stock acquired under this Agreement, and any gains or profits on the sale of such Common Stock, shall be subject to any “clawback” or recoupment policy later adopted by the Company.

****

We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.

Very truly yours,

__________________
Date                        Judy L. Brown
Executive Vice President & Chief Financial Officer

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
SERVICE-BASED VESTING
FOR APPROVED SECTION 102 AWARDS
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)

TO:    «First_Name_» «Last_Name_»

RE:    Notice of Restricted Stock Unit Award (Service-Based)

This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”) and the Section 102 Program established under Section 5 of the Plan, effective as of ____________ (the “Grant Date”). This Award consists of restricted stock units with service-based vesting. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan and/or Section 102 Program.

SECTION 1

Restricted Stock Units - Service-Based Vesting

1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number of » restricted stock units (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one share of Common Stock on the RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.

1.2    Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded in Section 1.1 shall vest if the Employee continues in the service of the Company from the Grant Date through the third anniversary of the Grant Date (the “RSU Vesting Date”). Except as provided in Section 1.3, if the Employee’s Termination Date occurs prior to the RSU Vesting Date, the Restricted Stock Units awarded under Section 1.1 shall be permanently forfeited on the Employee’s Termination Date.

1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:

(a)    If the Employee’s Termination Date occurs by reason of death, Disability or Retirement with the Company’s consent, any Restricted Stock Units awarded under Section 1.1 that have not vested prior to such Termination Date shall become fully vested.

(b)    If your Termination Date occurs by reason of Involuntary Termination for Economic Reasons, any Restricted Stock Units awarded under Section 1.1 that would otherwise be scheduled to vest under Section 1.2 in the 24-month period following such Termination Date shall continue to vest during such 24-month period according to the vesting schedule in effect prior to such Termination Date. Any Restricted Stock Units that are not scheduled to vest during such 24-month period will be permanently forfeited on the Termination Date.
(c)    In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are employed by or otherwise providing service to the Company, all Restricted Stock Units awarded under Section 1.1 that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.

1.4    Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date with respect to Restricted Stock Units awarded in Section 1.1, the Company shall transfer to Employee one share of Common Stock for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold shares otherwise transferable to the Employee to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section 3.6. The Employee shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to Employee of a certificate or certificates for such shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.
1.5    Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:

(a)    An “Account” will be established in the Employee’s name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.

(b)    On each date that a cash dividend is paid with respect to shares of Common Stock, the Company shall credit the Employee’s Account with the dollar amount of dividends the Employee would have received if each Restricted Stock Unit held by the Employee on the record date for such dividend payment had been a share of Common Stock. No interest or other earnings shall accrue on such Account.

(c)    As of each RSU Vesting Date, the Employee shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been shares of Common Stock during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If the Employee forfeits Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.

(d)    If dividends are paid in the form of shares of Common Stock rather than cash, then the Employee will be credited with one additional Restricted Stock Unit for each share of Common Stock that would have been received as a dividend had the Employee’s outstanding Restricted Stock Units been shares of Common Stock. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.
1.5    Application of Section 102 Program. The Company, in its discretion and after consultation with its tax advisors, may provide that the Restricted Stock Units awarded under this Agreement shall be subject to the provisions of the Section 102 Program, in which case the provisions of Section 2 of this Agreement shall also apply to the Restricted Stock Units awarded under Section 1.1.

SECTION 2

Section 102 Plan and Trust

The Company has established a Plan and Trust (the “Section 102 Program”) that is intended to provide the Employee with the ability to obtain certain tax treatment under Section 102 of the Israeli Tax Ordinance (New Version), 1961 as amended from time to time and the rules and regulation promulgated thereunder (“Section 102”) with respect to the Restricted Stock Units awarded under this Agreement. If the Company determines that this Award may qualify as an Approved 102 Award under Section 1.5, then it shall be designated as a Capital Gain Award within the meaning of the Section 102 Program. The following additional rules shall apply to the Award:

(a)    The shares underlying the Award will be deposited in a Trust. Tamir Fishman 2004 Ltd., or its duly appointed successor, shall be the Trustee of the Trust. All fees and commissions relating to the sale, transfer or release of shares from the Trust shall be paid by the Employee.

(b)    To obtain Section 102 tax treatment, the Employee shall not sell or release from the Trust any shares subject to this Award until the lapse of the minimum required holding period under Section 102 (“Holding Period”). If any such sale or release occurs during the Holding Period, the sanctions under Section 102 and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Employee.

(c)    Prior to any distribution or release of shares from the Trust, the Employee shall be required to remit to the Trustee funds sufficient to cover applicable withholding taxes, plus any commissions and fees relating to the sale or release of shares. Alternatively, the Employee may request that the Trustee sell sufficient shares to cover applicable withholding taxes, plus any commissions and fees relating to the sale or release. The Employee may request that shares in excess of any shares sold to cover withholding taxes, fees and commissions be transferred to the Employee, or the Employee may advise the Trustee to sell such shares and transfer the net proceeds to the Employee.

(d)    By execution of this Agreement, the Employee hereby acknowledges that the Employee is familiar with the provisions of Section 102 and the regulations and rules promulgated thereunder, including without limitation the type of Approved 102 Awards granted to the Employee and the tax implications applicable to such awards. The Employee accepts the provisions of the Trust agreement signed between the Company and Trustee, and agrees to be bound by its terms.

SECTION 3

General Terms and Conditions

3.1    Nontransferability. Awards under this Agreement shall not be transferable other than by will or by the laws of descent and distribution. As long as the Award and/or shares issued on settlement of this Award are held by the Trustee, all of your rights over the shares are personal, can not be transferred, assigned, pledged, mortgaged, or given as collateral and no right with respect to them maybe given to any third party whatsoever, other than by will or laws of descent and distribution.

3.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the RSU prior to the date of issuance to you of a certificate or certificates for such shares, subject to the provisions of Section 102 and the rules and regulations promulgated thereunder.

3.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

3.4    Awards Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan including the Section 102 Program and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART

OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.

3.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.

3.6    Withholding. Any tax consequences arising from the grant of this Award or from any other event or act of the Company, and/or its Affiliates (as defined under the Section 102 Program), and/or the Trustee or the Employee hereunder shall be borne solely by the Employee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules and regulations including withholding taxes at source. If the employee has not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. Furthermore, the Employee hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Employee. The Employee will not be entitled to receive from the Company and/or the Trustee any shares of Common Stock hereunder prior to the full payment of the Employee’s tax liabilities relating to this Award. For the avoidance of doubt, neither the Company nor the Trustee will be required to release any share certificate to the Employee until all payments required to be made by the Employee have been fully satisfied.

3.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

3.8    Code Section 409A.
(a)    Restricted Stock Units other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Restricted Stock Units (other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons) will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of your taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.
(b)    Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons are subject to the provisions of this subsection (b). Any distribution in settlement of such Restricted Stock Units will occur provided your Involuntary Termination for Economic Reasons constitutes a “separation from service” as defined in Treasury Regulation §1.409A-1(h). If the Company determines that you are a “specified employee” as defined in Code Section 409A (i.e., an officer with annual compensation above $130,000 (as adjusted for inflation), a five-percent owner of the Company or a one-percent owner with annual compensation in excess of $150,000), distribution in settlement of any such Restricted Stock Units that would be payable within six months of your separation from service shall be delayed to the first business day following the six-month anniversary of your separation from service. Any distribution in settlement of such Restricted Stock Units that would be made more than six months after your separation from service (without application of the six-month delay) shall not be subject to the six-month delay described in this subsection. The provisions of this Section 3.8 apply only if you are an Employee who is subject to Code Section 409A.

3.9    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting or exercise of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

3.10    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

3.11    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.

3.12     Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment (including dividend equivalents) relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited. In addition, Common Stock acquired under this Agreement, and any gains or profits on the sale of such Common Stock, shall be subject to any “clawback” or recoupment policy later adopted by the Company.

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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.

Very truly yours,

Judy L. Brown
Executive Vice President & Chief Financial Officer

PERRIGO COMPANY PLC
NONQUALIFIED STOCK OPTION AGREEMENT
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Nonqualified Stock Option
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of ______________________ (the “Grant Date”). This Award consists of a nonqualified stock option. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Nonqualified Stock Option
1.1    Grant of Option. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you a nonqualified stock option (the “Option”) to purchase «Number_of_Stock_Options_at_____Share» shares of the Company’s common stock, without par value (“Common Stock”), at a per share price of $________ (the “Option Price”), which is equal to the Fair Market Value of such Common Stock as of the Grant Date.
1.2    Timing and Duration of Exercise.
(a)    The Option shall vest with respect to one-third of the Shares awarded in Section 1.1 on each of the first, second and third anniversaries of the Grant Date (each a “Vesting Date”), with the vesting of any fractional shares frontloaded to the first such Vesting Date. Subject to the requirements of subsection (b) below, vested Shares may be exercised after the applicable Vesting Date. Notwithstanding the foregoing, any portion of the Option that has not vested or been forfeited previously shall immediately vest in full upon, and, subject to subsection (b) below, may be exercised in whole or in part after, (1) the occurrence of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) that occurs while you are employed by or otherwise providing service to the Company or one of its subsidiaries, or (2) your death, Disability, or Retirement.

(b)    Except as provided below, the vested Option must be exercised by you, if at all, while you are providing service to the Company or one of its subsidiaries or within three months following your Termination Date, but in no event after ____________________ (the “Expiration Date”). If your Termination Date occurs by reason of your Retirement, death or Disability, the Option may thereafter be exercised by you, or in the event of your death, by your estate or your designated beneficiary, or in the event of your Disability, by you or your legal representative, at any time prior to the Expiration Date. If you die after your Termination Date and during the period in which the Option is exercisable, the right to exercise the Option during such period will be governed by Plan Section 12(d)(4). If your Termination Date occurs because of an Involuntary Termination for Economic Reasons as determined by the Chief Executive Officer (or the Committee in the case of an Employee subject to Section 16 of the Exchange Act), the terms of Plan Section 12(b)(2) shall apply.
Any portion of the Option that is not vested pursuant to this Section 1.2 as of your employment Termination Date will be forfeited immediately. If the Option is not exercised as to all of the vested shares covered by the Option within the applicable time period and in the manner provided herein, the Option will terminate and will not be exercisable thereafter. In no event may the Option be exercised after the Expiration Date.
1.3    Method of Exercise. The vested Option, or any part of it, shall be exercised by written notice directed to the President, Chief Financial Officer or Secretary of the Company at the Company’s principal office in Allegan, Michigan, or by using other notification permitted by the Company. Such notice must satisfy the following requirements:
(a)    The notice must state the Grant Date, the number of shares of Common Stock subject to the Option, the number of shares of Common Stock with respect to which Option is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered and the person’s address and Social Security number (or if more than one person, the names, addresses and Social Security numbers of such persons).
(b)    The notice shall be accompanied by check, bank draft, money order or other cash payment, or by delivery of a certificate or certificates, properly endorsed, for shares of Common Stock that you have held for at least six months and that are equivalent in Fair Market Value on the date of exercise to the Option Price (or any combination of cash and shares), in full payment of the Option Price for the number of shares specified in the notice.
(c)    The notice must be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than you, be accompanied by proof, satisfactory to the Committee, of the right of such person or persons to exercise the Option.
(d)    The Company may implement procedures for the electronic exercise of this Option, in which case the vested portion of this Option shall be exercisable in accordance with such procedures.
SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution. During your lifetime, the Option granted under this Agreement shall be exercisable only by you or by your guardian or legal representative in the event of your Disability.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the Option prior to the date of issuance to you of a certificate or certificates for such shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Awards Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be exercisable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE

FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement, and the exercise price thereof, will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.8    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting or exercise of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.
2.9    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

2.10    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.11 Repayment of Option Gain/Forfeiture of Options. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your equity compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company for any gain associated with any Option exercised during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any outstanding Options shall be immediately forfeited.

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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

Judy L. Brown
Executive Vice President & Chief Financial Officer

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(PERFORMANCE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Restricted Stock Unit Award (Performance-Based)

This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of ______________________ (the “Grant Date”). This Award consists of performance-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units - Performance-Based Vesting
1.1    Grant. As of the Grant Date, the Company grants to you «Target_Number_of_Performance_Based_Restr» restricted stock units (“Performance Restricted Stock Units” or “PRSUs”), subject to the terms and conditions set forth in this Agreement. The number of Performance Restricted Stock Units awarded in this Section 1.1 is referred to as the “Target Award.” The Target Award may be increased or decreased depending on the level of attainment of Performance Goals for designated Performance Measures as described in Section 1.2. Each Performance Restricted Stock Unit shall entitle you to one share of Common Stock on the PRSU Vesting Date set forth in Section 1.2, provided the applicable Performance Goals for each Performance Measure are satisfied.
1.2    Vesting. The number of Performance Restricted Stock Units awarded in Section 1.1 vesting, if any, shall be determined as of the PRSU Vesting Date. That number will be determined based on the average level of attainment of annual Performance Measure(s) for each fiscal year in the Performance Period, in accordance with the schedule determined by the Committee at the time the Performance Measures and applicable Performance Goals are established by the Committee.

The Committee shall establish annually one or more Performance Measures and the Performance Goals with respect to each Performance Measure that must be attained for Threshold, Target and Maximum performance for a fiscal year. The Performance Measure and Performance Goals for each fiscal year will be provided to you.
Following the end of each fiscal year in the Performance Period, the Committee will determine the percentage of Target Award PRSUs that would be payable for such fiscal year, based on the attainment of the Performance Goals for each Performance Measure(s) established by the Committee for that fiscal year. The percentage of the Target Award that would be payable under the schedule shall be adjusted, pro rata, to reflect attained performance between Threshold and Target, and Target and Maximum.
At the end of the Performance Period, the percentage payout for each fiscal year in the Performance Period will be averaged to determine the actual percentage of Target Award PRSUs that will vest and be payable on the PRSU Vesting Date. In no event will the calculation of a positive payout percentage for any fiscal year be construed to guarantee that any PRSUs will vest on the PRSU Vesting Date. Payout percentages for the individual fiscal years are determined solely for purposes of determining the average annual payout percentage for the three-year Performance Period.
Except as provided in Section 1.4, the PRSUs will be permanently forfeited if your Termination Date occurs prior to the PRSU Vesting Date. If the average annual performance payout for the Performance Period is less than the Threshold performance level established by the Committee, all PRSUs that have not previously been forfeited shall be forfeited as of the PRSU Vesting Date. If the average annual performance payout for the Performance Period exceeds the Maximum performance level established by the Committee, in no event will the number of PRSUs vesting exceed 200% of the Target Award.
1.3    Definitions. The following terms shall have the following meanings under this Section 1.
(a)    “Performance Goal” means the level of performance that must be attained with respect to a Performance Measure for a fiscal year for Minimum, Target and Maximum payout.
(b)    “Performance Measure” for any fiscal year means one or more financial measures, as determined by the Committee. The Committee shall provide how the Performance Measure will be adjusted, if at all, as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporation transaction.
(c)    “Performance Period” means a period of three consecutive fiscal years of the Company, beginning with the first day of the fiscal year of the Company in which the Grant Date occurs and ending on the last day of the third fiscal year in the 3-year period.
(d)    “PRSU Vesting Date” means the last day of the Performance Period.
1.4    Special Vesting Rules. Notwithstanding Section 1.2 above, in the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are employed by or otherwise providing service to the Company, all of the Performance Restricted Stock Units awarded under Section 1.1 that have not previously been forfeited shall become fully vested as if Target performance had been obtained for the Performance Period effective as of the date of any such event. If your Termination Date occurs because of death, Disability, or Retirement, the Performance Restricted Stock Units shall vest or be forfeited as of the PRSU Vesting Date set forth in Section 1.2, based on the attainment of the performance goals. If your Termination Date occurs because of an Involuntary Termination for Economic Reasons, the Company’s Chief Executive Officer (or the Committee, if you are subject to Section 16 of the Exchange Act), in his or her sole and absolute discretion, may permit all or part of the Performance Restricted Stock Units awarded hereunder to remain outstanding and vest or be forfeited as of the date set forth in Section 1.2, depending on the attainment of Performance Goals. To the extent that the Chief Executive Officer (or Committee, if applicable) does not exercise discretionary authority to allow Performance Restricted Stock Units to remain outstanding on the date of your Involuntary Termination for Economic Reasons, such Restricted Stock Units shall be permanently forfeited.

1.5    Settlement of Performance Restricted Stock Units. As soon as practicable following the date of the Committee’s first regularly scheduled meeting following the last day of the Performance Period at which the Committee certifies the average payout for each of the three years in the Performance Period, the Company shall transfer to you one share of Common Stock for each Performance Restricted Stock Unit, if any, that becomes vested pursuant to Section 1.2 or 1.4 of this Agreement (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may settle Restricted Stock Units in cash, based on the fair market value of the shares on the settlement date, to the extent necessary to satisfy tax withholding pursuant to Section 2.6. No fractional shares shall be transferred. Any fractional share shall be rounded to the nearest whole share. The income attributable to the vesting of PRSUs and the amount of any required tax withholding will be determined based on the value of the shares on the settlement date. Performance Restricted Stock Units are not eligible for dividend equivalents.
SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the PRSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.8    Short Term Deferral. Performance Restricted Stock Units payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Performance Restricted Stock Units will be settled no later than the 15th day of the third month following the later of (i) the end of the Employee’s taxable year in which the PRSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the PRSU Vesting Date occurs.

2.9    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

2.10    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.11    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.12    Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited. In addition, Common Stock acquired under this Agreement, and any gains or profits on the sale of such Common Stock, shall be subject to any “clawback” or recoupment policy later adopted by the Company.
****
We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
    Very truly yours,

Judy L. Brown
Executive Vice President & Chief Financial Officer

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Restricted Stock Unit Award (Service-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of ______________________ (the “Grant Date”). This Award consists of service-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units - Service-Based Vesting
1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number_of_restricted_stock units» (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one share of Common Stock on the applicable RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.
1.2    Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded in Section 1.1 shall vest on the second anniversary of the Grant Date (“RSU Vesting Date”) provided that you continue in the service of the Company from the Grant Date through the applicable RSU Vesting Date.
Except as provided in Section 1.3, if your Termination Date occurs prior to the RSU Vesting Date, any Restricted Stock Units awarded under Section 1.1 that have not previously vested as of such Termination Date shall be permanently forfeited on your Termination Date.
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:
(a)    If your Termination Date occurs by reason of death, Disability or Retirement with the Company’s consent, any Restricted Stock Units awarded under Section 1.1 that have not vested prior to such Termination Date shall become fully vested.
(b)    If your Termination Date occurs by reason of an Involuntary Termination for Economic Reasons, any Restricted Stock Units awarded under Section 1.1 that would otherwise be scheduled to vest under Section 1.2 in the 24-month period following such Termination Date shall continue to vest during such 24-month period according to the vesting schedule in effect prior to such Termination Date. Any Restricted Stock Units that are not scheduled to vest during such 24-month period will be permanently forfeited on the Termination Date.
(c)    In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are employed by or otherwise providing service to the Company, all Restricted Stock Units awarded under Section 1.1 that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.

1.4    Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date, the Company shall transfer to Employee one share of Common Stock for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold shares otherwise transferable to the Employee to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section 2.6. The Employee shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to Employee of a certificate or certificates for such shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.
1.5    Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:

(a)    An “Account” will be established in the Employee’s name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.

(b)    On each date that a cash dividend is paid with respect to shares of Common Stock, the Company shall credit the Employee’s Account with the dollar amount of dividends the Employee would have received if each Restricted Stock Unit held by the Employee on the record date for such dividend payment had been a share of Common Stock. No interest or other earnings shall accrue on such Account.

(c)    As of each RSU Vesting Date, the Employee shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been shares of Common Stock during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If the Employee forfeits Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.

(d)    If dividends are paid in the form of shares of Common Stock rather than cash, then the Employee will be credited with one additional Restricted Stock Unit for each share of Common Stock that would have been received as a dividend had the Employee’s outstanding Restricted Stock Units been shares of Common Stock. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.

SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the RSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

2.8    Code Section 409A.
(a)    Restricted Stock Units other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Restricted Stock Units (other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons) will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of your taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.
(b)    Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons are subject to the provisions of this subsection (b). Any distribution in settlement of such Restricted Stock Units will occur provided your Involuntary Termination for Economic Reasons constitutes a “separation from service” as defined in Treasury Regulation §1.409A-1(h). If the Company determines that you are a “specified employee” as defined in Code Section 409A (i.e., an officer with annual compensation above $130,000 (as adjusted for inflation), a five-percent owner of the Company or a one-percent owner with annual compensation in excess of $150,000), distribution in settlement of any such Restricted Stock Units that would be payable within six months of your separation from service shall be delayed to the first business day following the six-month anniversary of your separation from service. Any distribution in settlement of such Restricted Stock Units that would be made more than six months after your separation from service (without application of the six-month delay) shall not be subject to the six-month delay described in this subsection.
2.9    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

2.10    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.11    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.12    Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment (including dividend equivalents) relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited. In addition, Common Stock acquired under this Agreement, and any gains or profits on the sale of such Common Stock, shall be subject to any “clawback” or recoupment policy later adopted by the Company.

****

We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

Judy L. Brown
Executive Vice President & Chief Financial Officer

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Restricted Stock Unit Award (Service-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of ______________________ (the “Grant Date”). This Award consists of service-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units - Service-Based Vesting
1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number_of_restricted_stock units» (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one share of Common Stock on the applicable RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.
1.2    Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded in Section 1.1 shall vest on the third anniversary of the Grant Date (“RSU Vesting Date”) provided that you continue in the service of the Company from the Grant Date through the applicable RSU Vesting Date.
Except as provided in Section 1.3, if your Termination Date occurs prior to the RSU Vesting Date, any Restricted Stock Units awarded under Section 1.1 that have not previously vested as of such Termination Date shall be permanently forfeited on your Termination Date.
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:
(a)    If your Termination Date occurs by reason of death, Disability or Retirement with the Company’s consent, any Restricted Stock Units awarded under Section 1.1 that have not vested prior to such Termination Date shall become fully vested.
(b)    If your Termination Date occurs by reason of an Involuntary Termination for Economic Reasons, any Restricted Stock Units awarded under Section 1.1 that would otherwise be scheduled to vest under Section 1.2 in the 24-month period following such Termination Date shall continue to vest during such 24-month period according to the vesting schedule in effect prior to such Termination Date. Any Restricted Stock Units that are not scheduled to vest during such 24-month period will be permanently forfeited on the Termination Date.
(c)    In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are employed by or otherwise providing service to the Company, all Restricted Stock Units awarded under Section 1.1 that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.

1.4    Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date, the Company shall transfer to Employee one share of Common Stock for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold shares otherwise transferable to the Employee to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section 2.6. The Employee shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to Employee of a certificate or certificates for such shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.
1.5    Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:
(a)    An “Account” will be established in the Employee’s name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.
(b)    On each date that a cash dividend is paid with respect to shares of Common Stock, the Company shall credit the Employee’s Account with the dollar amount of dividends the Employee would have received if each Restricted Stock Unit held by the Employee on the record date for such dividend payment had been a share of Common Stock. No interest or other earnings shall accrue on such Account.
(c)    As of each RSU Vesting Date, the Employee shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been shares of Common Stock during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If the Employee forfeits Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.
(d)    If dividends are paid in the form of shares of Common Stock rather than cash, then the Employee will be credited with one additional Restricted Stock Unit for each share of Common Stock that would have been received as a dividend had the Employee’s outstanding Restricted Stock Units been shares of Common Stock. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.

SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the RSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.8    Code Section 409A.
(a)    Restricted Stock Units other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Restricted Stock Units (other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons) will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of your taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.
(b)    Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons are subject to the provisions of this subsection (b). Any distribution in settlement of such Restricted Stock Units will occur provided your Involuntary Termination for Economic

Reasons constitutes a “separation from service” as defined in Treasury Regulation §1.409A-1(h). If the Company determines that you are a “specified employee” as defined in Code Section 409A (i.e., an officer with annual compensation above $130,000 (as adjusted for inflation), a five-percent owner of the Company or a one-percent owner with annual compensation in excess of $150,000), distribution in settlement of any such Restricted Stock Units that would be payable within six months of your separation from service shall be delayed to the first business day following the six-month anniversary of your separation from service. Any distribution in settlement of such Restricted Stock Units that would be made more than six months after your separation from service (without application of the six-month delay) shall not be subject to the six-month delay described in this subsection.
2.9    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.
2.10    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.11    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.12 Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment (including dividend equivalents) relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited. In addition, Common Stock acquired under this Agreement, and any gains or profits on the sale of such Common Stock, shall be subject to any “clawback” or recoupment policy later adopted by the Company.

****

We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

Judy L. Brown
Executive Vice President & Chief Financial Officer

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Restricted Stock Unit Award (Service-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of ______________________ (the “Grant Date”). This Award consists of service-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units - Service-Based Vesting
1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number_of_restricted_stock units» (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one share of Common Stock on the applicable RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.
1.2    Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded in Section 1.1 shall vest on the fourth anniversary of the Grant Date (“RSU Vesting Date”) provided that you continue in the service of the Company from the Grant Date through the applicable RSU Vesting Date.
Except as provided in Section 1.3, if your Termination Date occurs prior to the RSU Vesting Date, any Restricted Stock Units awarded under Section 1.1 that have not previously vested as of such Termination Date shall be permanently forfeited on your Termination Date.
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:
(a)    If your Termination Date occurs by reason of death, Disability or Retirement with the Company’s consent, any Restricted Stock Units awarded under Section 1.1 that have not vested prior to such Termination Date shall become fully vested.
(b)    If your Termination Date occurs by reason of an Involuntary Termination for Economic Reasons, any Restricted Stock Units awarded under Section 1.1 that would otherwise be scheduled to vest under Section 1.2 in the 24-month period following such Termination Date shall continue to vest during such 24-month period according to the vesting schedule in effect prior to such Termination Date. Any Restricted Stock Units that are not scheduled to vest during such 24-month period will be permanently forfeited on the Termination Date.
(c)    In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are employed by or otherwise providing service to the Company, all Restricted Stock Units awarded under Section 1.1 that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.

1.4    Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date, the Company shall transfer to Employee one share of Common Stock for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold shares otherwise transferable to the Employee to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section 2.6. The Employee shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to Employee of a certificate or certificates for such shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.
1.5    Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:
(a)    An “Account” will be established in the Employee’s name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.
(b)    On each date that a cash dividend is paid with respect to shares of Common Stock, the Company shall credit the Employee’s Account with the dollar amount of dividends the Employee would have received if each Restricted Stock Unit held by the Employee on the record date for such dividend payment had been a share of Common Stock. No interest or other earnings shall accrue on such Account.
(c)    As of each RSU Vesting Date, the Employee shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been shares of Common Stock during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If the Employee forfeits Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.
(d)    If dividends are paid in the form of shares of Common Stock rather than cash, then the Employee will be credited with one additional Restricted Stock Unit for each share of Common Stock that would have been received as a dividend had the Employee’s outstanding Restricted Stock Units been shares of Common Stock. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.

SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the RSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.8    Code Section 409A.
(a)    Restricted Stock Units other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Restricted Stock Units (other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons) will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of your taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.
(b)    Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons are subject to the provisions of this subsection (b). Any distribution in settlement of such Restricted Stock Units will occur provided your Involuntary Termination for Economic

Reasons constitutes a “separation from service” as defined in Treasury Regulation §1.409A-1(h). If the Company determines that you are a “specified employee” as defined in Code Section 409A (i.e., an officer with annual compensation above $130,000 (as adjusted for inflation), a five-percent owner of the Company or a one-percent owner with annual compensation in excess of $150,000), distribution in settlement of any such Restricted Stock Units that would be payable within six months of your separation from service shall be delayed to the first business day following the six-month anniversary of your separation from service. Any distribution in settlement of such Restricted Stock Units that would be made more than six months after your separation from service (without application of the six-month delay) shall not be subject to the six-month delay described in this subsection.
2.9    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.
2.10    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.11    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.12 Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment (including dividend equivalents) relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited. In addition, Common Stock acquired under this Agreement, and any gains or profits on the sale of such Common Stock, shall be subject to any “clawback” or recoupment policy later adopted by the Company.

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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

Judy L. Brown
Executive Vice President & Chief Financial Officer

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Restricted Stock Unit Award (Service-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of ______________________ (the “Grant Date”). This Award consists of service-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units - Service-Based Vesting
1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number_of_restricted_stock units» (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one share of Common Stock on the applicable RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.
1.2    Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded in Section 1.1 shall vest with respect to one-third of the Shares awarded in Section 1.1 on August 22, 2014, August 22, 2015, and August 22, 2016 (each an “RSU Vesting Date”) provided that you continue in the service of the Company from the Grant Date through the applicable RSU Vesting Date, with the vesting of any fractional shares frontloaded to the first such Vesting Date.
Except as provided in Section 1.3, if your Termination Date occurs prior to the RSU Vesting Date, any Restricted Stock Units awarded under Section 1.1 that have not previously vested as of such Termination Date shall be permanently forfeited on your Termination Date.
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:
(a)    If your Termination Date occurs by reason of death, Disability or Retirement with the Company’s consent, any Restricted Stock Units awarded under Section 1.1 that have not vested prior to such Termination Date shall become fully vested.
(b)    If your Termination Date occurs by reason of an Involuntary Termination for Economic Reasons, any Restricted Stock Units awarded under Section 1.1 that would otherwise be scheduled to vest under Section 1.2 in the 24-month period following such Termination Date shall continue to vest during such 24-month period according to the vesting schedule in effect prior to such Termination Date. Any Restricted Stock Units that are not scheduled to vest during such 24-month period will be permanently forfeited on the Termination Date.
(c)    In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are employed by or otherwise providing service to the Company, all

Restricted Stock Units awarded under Section 1.1 that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.
1.4    Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date, the Company shall transfer to Employee one share of Common Stock for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold shares otherwise transferable to the Employee to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section 2.6. The Employee shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to Employee of a certificate or certificates for such shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.
1.5    Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:
(a)    An “Account” will be established in the Employee’s name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.
(b)    On each date that a cash dividend is paid with respect to shares of Common Stock, the Company shall credit the Employee’s Account with the dollar amount of dividends the Employee would have received if each Restricted Stock Unit held by the Employee on the record date for such dividend payment had been a share of Common Stock. No interest or other earnings shall accrue on such Account.
(c)    As of each RSU Vesting Date, the Employee shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been shares of Common Stock during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If the Employee forfeits Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.
(d)    If dividends are paid in the form of shares of Common Stock rather than cash, then the Employee will be credited with one additional Restricted Stock Unit for each share of Common Stock that would have been received as a dividend had the Employee’s outstanding Restricted Stock Units been shares of Common Stock. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.
SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the RSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.

2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the state in which you are employed or were last employed by the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.8    Code Section 409A.
(a)    Restricted Stock Units other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Restricted Stock Units (other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons) will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of your taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.

(b)    Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons are subject to the provisions of this subsection (b). Any distribution in settlement of such Restricted Stock Units will occur provided your Involuntary Termination for Economic Reasons constitutes a “separation from service” as defined in Treasury Regulation §1.409A-1(h). If the Company determines that you are a “specified employee” as defined in Code Section 409A (i.e., an officer with annual compensation above $130,000 (as adjusted for inflation), a five-percent owner of the Company or a one-percent owner with annual compensation in excess of $150,000), distribution in settlement of any such Restricted Stock Units that would be payable within six months of your separation from service shall be delayed to the first business day following the six-month anniversary of your separation from service. Any distribution in settlement of such Restricted Stock Units that would be made more than six months after your separation from service (without application of the six-month delay) shall not be subject to the six-month delay described in this subsection.
2.9    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.
2.10    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.11    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United Stated District Court for the Western District of Michigan, and in any appellate court thereof.
2.12    Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment (including dividend equivalents) relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited. In addition, Common Stock acquired under this Agreement, and any gains or profits on the sale of such Common Stock, shall be subject to any “clawback” or recoupment policy later adopted by the Company.

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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

Judy L. Brown
Executive Vice President & Chief Financial Officer

PERRIGO COMPANY PLC
RESTRICTED SHARE AWARD AGREEMENT
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:
RE:    Notice of Restricted Share Award
Dear:
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of                    (the “Grant Date”). This Award consists of shares of service-based restricted stock. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1

Restricted Shares - Service-Based Vesting

1.1    Grant of Restricted Shares. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you                   shares of Common Stock (“Restricted Shares”).

1.2    Vesting. Except as provided in Section 1.3, the Restricted Shares awarded hereunder shall vest on the date of the first Annual Meeting of Stockholders following the Grant Date (the “Restricted Shares Vesting Date”) provided you have continuously provided services to the Company from the Grant Date until the Restricted Shares Vesting Date.

Except as provided in Section 1.3, if your Termination Date occurs prior to the Restricted Shares Vesting Date, the Restricted Shares awarded under this Agreement shall be permanently forfeited on your Termination Date. The “Restricted Period” with respect to a Restricted Share awarded under this Agreement is the period beginning on the Grant Date and ending on the Restricted Shares Vesting Date (or, if earlier, the date the Restricted Shares vest under Section 1.3).
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:

(a)If your Termination Date occurs by reason of death, Disability or Retirement, with the Company’s consent, any Restricted Shares awarded under this Agreement that have not vested prior to such Termination Date shall become fully vested.

(b)In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are providing services to the Company, all Restricted Shares that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.

1.4    Terms and Conditions of Restricted Shares. The Restricted Shares granted under this Agreement shall be subject to the following additional terms and conditions:

(a)Except as may otherwise be specifically permitted under the Plan, Restricted Shares may not be sold, assigned, pledged or otherwise encumbered prior to the end of the Restricted Period.

(b)Except as otherwise provided in this Agreement, you shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends paid on such shares.

(c)The stock certificate(s) representing the Restricted Shares shall be issued or held in book entry form. If a stock certificate is issued, it shall be delivered to the Secretary of the Company or such other custodian as may be designated by the Company, to be held until the end of the Restricted Period or until the Restricted Shares are forfeited. Any certificates representing Restricted Shares granted pursuant to this Agreement shall bear a legend in substantially the form set forth below:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Perrigo Company 2013 Long-Term Incentive Plan and an agreement entered into between the registered owner and Perrigo Company. A copy of such plan and agreement is on file in the office of the Secretary of Perrigo Company, 515 Eastern, Allegan, Michigan 49010.”
As soon as practicable after the Restricted Period ends with respect to Restricted Shares that have not been forfeited, the Company shall transfer share certificates to you, free of all restrictions; provided, however, the Company may withhold unrestricted shares otherwise transferable to you to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Shares, in accordance with Section 2.5.
SECTION 2
General Terms And Conditions

2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.

2.2    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.

2.3    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.

2.4    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to the Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.

2.5    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any income or other taxes or social insurance charges or other charges applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. You agree to execute any additional documents required to process any withholding, including any documents required by any third party broker to process any such withholding; and to sell, or authorize the Company to sell such shares as may be necessary to generate sufficient funds to cover the withholding obligations and shall remit such funds to the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award and otherwise deliverable to you in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law. You authorize the Company to make any further adjustments through payroll to ensure that the correct amount is remitted to appropriate authorities of the jurisdiction in which you are subject to tax in respect of the Award.

2.6    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

2.7    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary for the purposes of facilitating the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country and you consent to such transfers also, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

2.8    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.

2.9    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of Ireland, without giving effect to principles of conflict of laws thereof.
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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

_______________
Date                        Joseph C. Papa
President & Chief Executive Officer

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Restricted Stock Unit Award (Service-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of ______________________ (the “Grant Date”). This Award consists of service-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units - Service-Based Vesting
1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number_of_restricted_stock units» (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one Share on the applicable RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.
1.2    Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded hereunder shall vest on the first anniversary of the Grant Date (“RSU Vesting Date”) provided that you have continuously provided services to the Company from the Grant Date through the RSU Vesting Date.
Except as provided in Section 1.3, if your Termination Date occurs prior to the RSU Vesting Date, any Restricted Stock Units awarded under this Agreement that have not previously vested as of such Termination Date shall be permanently forfeited on your Termination Date.
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:
(a)    If your Termination Date occurs by reason of death, Disability or Retirement, with the Company’s consent, any Restricted Stock Units awarded under this Agreement that have not vested prior to such Termination Date shall become fully vested.
(b)    In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are providing services to the Company, all Restricted Stock Units awarded under this Agreement that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.
1.4    Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date, the Company shall transfer to you one Share for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold Shares otherwise transferable to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section 2.6. You shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to you of a certificate or certificates for such Shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.
1.5    Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:

(a)    An “Account” will be established in your name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.

(b)    On each date that a cash dividend is paid with respect to Shares, the Company shall credit the Account with the dollar amount of dividends you would have received if each Restricted Stock Unit held by you on the record date for such dividend payment had been a Share. No interest or other earnings shall accrue on such Account.

(c)    As of each RSU Vesting Date, you shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been Shares during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If you forfeit Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.

(d)    If dividends are paid in the form of Shares rather than cash, you will be credited with one additional Restricted Stock Unit for each Share that would have been received as a dividend had your outstanding Restricted Stock Units been Shares. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.
SECTION 2
General Terms And Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any Shares subject to the RSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such Shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to the Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any income or other taxes or social insurance charges or other charges applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. You agree to execute any additional documents required to process any withholding, including any documents required by any third party broker to process any such withholding; and to sell, or authorize the Company to sell such shares as may be necessary to generate sufficient funds to cover the withholding obligations and shall remit such funds to the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award and otherwise deliverable to you in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law. You authorize the Company to make any further adjustments through payroll to ensure that the correct amount is remitted to appropriate authorities of the jurisdiction in which you are subject to tax in respect of the Award.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any Shares under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.8    Code Section 409A. Restricted Stock Units and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Restricted Stock Units will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of your taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.
2.9    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary for the purposes of facilitating the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country and you consent to such transfers also,

(d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

2.10    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.11    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of Ireland, without giving effect to principles of conflict of laws thereof.
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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

_______________
Date                        Joseph C. Papa
President & Chief Executive Officer

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Restricted Stock Unit Award (Service-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of ______________________ (the “Grant Date”). This Award consists of service-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units - Service-Based Vesting
1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number_of_restricted_stock units» (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one share of Common Stock on the applicable RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.
1.2    Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded in Section 1.1 shall vest with respect to one-third of the Shares awarded in Section 1.1 on August 22, 2014, August 22, 2015, and August 22, 2016 (each an “RSU Vesting Date”) provided that you continue in the service of the Company from the Grant Date through the applicable RSU Vesting Date, with the vesting of any fractional shares frontloaded to the first such Vesting Date.
Except as provided in Section 1.3, if your Termination Date occurs prior to the RSU Vesting Date, any Restricted Stock Units awarded under Section 1.1 that have not previously vested as of such Termination Date shall be permanently forfeited on your Termination Date.
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:
(a)    If your Termination Date occurs by reason of death, Disability or Retirement with the Company’s consent, any Restricted Stock Units awarded under Section 1.1 that have not vested prior to such Termination Date shall become fully vested.
(b)    If your Termination Date occurs by reason of an Involuntary Termination for Economic Reasons, any Restricted Stock Units awarded under Section 1.1 that would otherwise be scheduled to vest under Section 1.2 in the 24-month period following such Termination Date shall continue to vest during such 24-month period according to the vesting schedule in effect prior to such Termination Date. Any Restricted Stock Units that are not scheduled to vest during such 24-month period will be permanently forfeited on the Termination Date.
(c)    In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are employed by or otherwise providing service to the Company, all

Restricted Stock Units awarded under Section 1.1 that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.
1.4    Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date, the Company shall transfer to Employee one share of Common Stock for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold shares otherwise transferable to the Employee to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section 2.6. The Employee shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to Employee of a certificate or certificates for such shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.
1.5    Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:
(a)    An “Account” will be established in the Employee’s name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.
(b)    On each date that a cash dividend is paid with respect to shares of Common Stock, the Company shall credit the Employee’s Account with the dollar amount of dividends the Employee would have received if each Restricted Stock Unit held by the Employee on the record date for such dividend payment had been a share of Common Stock. No interest or other earnings shall accrue on such Account.
(c)    As of each RSU Vesting Date, the Employee shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been shares of Common Stock during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If the Employee forfeits Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.
(d)    If dividends are paid in the form of shares of Common Stock rather than cash, then the Employee will be credited with one additional Restricted Stock Unit for each share of Common Stock that would have been received as a dividend had the Employee’s outstanding Restricted Stock Units been shares of Common Stock. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.
SECTION 2
General Terms and Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any shares of Common Stock subject to the RSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such shares.

2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any income or other taxes or social insurance charges or other charges applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. You agree to execute any additional documents required to process any withholding, including any documents required by any third party broker to process any such withholding; and to sell, or authorize the Company to sell such shares as may be necessary to generate sufficient funds to cover the withholding obligations and shall remit such funds to the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award and otherwise deliverable to you in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law. You authorize the Company to make any further adjustments through payroll to ensure that the correct amount is remitted to appropriate authorities of the jurisdiction in which you are subject to tax in respect of the Award.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any shares of Common Stock under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.8    Code Section 409A.
(a)    Restricted Stock Units other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Restricted Stock Units (other than Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons) will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of your taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.
(b)    Restricted Stock Units that continue to vest by reason of your Involuntary Termination for Economic Reasons are subject to the provisions of this subsection (b). Any distribution in settlement of such Restricted Stock Units will occur provided your Involuntary Termination for Economic Reasons constitutes a “separation from service” as defined in Treasury Regulation §1.409A-1(h). If the Company determines that you are a “specified employee” as defined in Code Section 409A (i.e., an officer with annual compensation above $130,000 (as adjusted for inflation), a five-percent owner of the Company or a one-percent owner with annual compensation in excess of $150,000), distribution in settlement of any such Restricted Stock Units that would be payable within six months of your separation from service shall be delayed to the first business day following the six-month anniversary of your separation from service. Any distribution in settlement of such Restricted Stock Units that would be made more than six months after your separation from service (without application of the six-month delay) shall not be subject to the six-month delay described in this subsection.
2.9    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary for the purposes of facilitating the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country and you consent to such transfers also, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.
2.10    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.11    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of Ireland, without giving effect to principles of conflict of laws thereof.
2.12    Forfeiture of RSUs. If the Company, as a result of misconduct, is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, then (a) if your incentive or equity-based compensation is subject to automatic forfeiture due to such misconduct and restatement under Section 304 of the Sarbanes-Oxley Act of 2002, or (b) the Committee determines you either knowingly engaged in or failed to prevent the misconduct, or your actions or inactions with respect to the misconduct and restatement constituted gross negligence, you shall (i) be required to reimburse the Company the amount of any payment (including dividend equivalents) relating to any RSUs earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) all outstanding RSUs (including related dividend equivalents) that have not yet been settled shall be immediately forfeited. In addition, Common Stock acquired under this

Agreement, and any gains or profits on the sale of such Common Stock, shall be subject to any “clawback” or recoupment policy later adopted by the Company.
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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.
Very truly yours,

Judy L. Brown
Executive Vice President & Chief Financial Officer